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                                                                 EXHIBIT 10.27


NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                        TELESERVICES INTERNET GROUP INC.

                          COMMON STOCK PURCHASE WARRANT

         1. Issuance. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by TeleServices Internet Group Inc., a Florida corporation (the "Company"), ________________________ (the "Holder") is hereby granted the right to purchase, subject to Section 2 hereof, at any time commencing on March 1, 2001 and until 5:00 P.M., E.S.T., on March 1, 2006 (the "Expiration Date"), _______________________ (_____) fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, $.0001 par value per share (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be US$1.00 (the "Exercise Price"), subject to further adjustment as set forth in Section 6 hereof.

         2. Exercise of Warrants. This Warrant is exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash, by certified or official bank check, or by wire transfer. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. Notwithstanding the foregoing, the Warrant may also be exercisable by means of a "cashless exercise" as described in Section 6.4 below.

         3. Registration of Shares. The Company shall include the shares of common stock underlying the warrants in a registration statement to be filed with the SEC within 90 days from the completion of financial statements of The Affinity Group, Inc. meeting the requirements of Regulation S-X of the Securities Act and the Securities Exchange Act. The Company shall use its best efforts for the registration statement to become effective within 120 days from the date of completion of the above-referenced financial statements, and to keep such registration statement effective for five (5) years from said date.

         4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification (which shall not include the posting of any bond by the Holder), and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

         5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

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         6. Protection Against Dilution

               6.1 Adjustment Mechanism. If an adjustment of the Exercise Price is required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock the Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share, to equal
(iii) the dollar amount of the total number of shares of Common Stock the Holder is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

               6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as my be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

               6.3 Merger, Sale of Assets, Etc. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation or other entity including a merger or consolidation in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then as a part of such reorganization, merger, consolidation, sale or transfer lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and payment of the Exercise Price then in effect (or pursuant to "cashless exercise"), the number of shares of stock or other securities or property resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6. The foregoing provisions of this Section 6 shall similarly apply to successive reorganization, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant. If the consideration deliverable to the Holder hereof in connection with any such transactions is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

               6.4 Cashless Exercise. This Warrant shall also be exercisable by surrender of this Warrant without payment of any other consideration by means of a "cashless exercise" pursuant to which the Holder shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:


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                  (A) = the average of the high and low trading prices per share of Common Stock as reported by the OTC Bulletin Board (or if the Company's Common Stock is not trading on the OTC Bulletin Board at the time of exercise, then as reported by the then prevailing principal market for the Common Stock, such as the Nasdaq SmallCap Market, Nasdaq National Market, American Stock Exchange or the New York Stock Exchange) for the ten trading days preceding the date of such election;

                  (B) = the Exercise Price of the Warrants; and

                  (X) = the number of shares issuable upon exercise of the Warrants in accordance with the terms of the "cashless exercise" provision of this Warrant.

         7. Transfer to Comply with the Securities Act. This Warrant has not been registered under the Securities Act and has been issued to the holder for investment purposes and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Securities Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

         8. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or fax, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

COMPANY:  TELESERVICES INTERNET GROUP INC.
          100 Second Avenue, Suite 1000
          St. Petersburg, FL 33701
          Attn.: Robert P. Gordon, Chairman
          Fax No.: (727) 896-4206

HOLDER:
       ---------------------------------------


         9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and there are no representations, warranties, agreements or understanding of the parties hereto with respect to the subject matter hereof other than expressly contained herein and therein.

         10. Governing Law. This Warrant shall be deemed to be a contract under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.


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         11. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.


         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:  December ___, 2000

                                  TELESERVICES INTERNET GROUP INC.


                                  By:
                                     ------------------------------------------
                                     Paul W. Henry, Secretary, Treasurer & CFO


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                               NOTICE OF EXERCISE





                                             Dated:              , 200
                                                   --------- ----     --






TeleServices Internet Group Inc.

Dear Sir or Madam:

(check one below)

_____ The undersigned, (the "Holder"), does hereby give notice that it wishes to purchase __________ shares of Common Stock of TeleServices Internet Group Inc. (the "Company"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as specified below.

_____ The undersigned, (the "Holder"), does hereby give notice that it wishes to purchase __________ shares of Common Stock of TeleServices Internet Group Inc. (the "Company"), pursuant to the terms of the "cashless exercise" provision of the attached warrant, with the number of shares to be delivered reduced appropriately, together with all applicable transfer taxes, if any. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as specified below.



                  Name:
                              ---------------------------------------

                  Address:
                              ---------------------------------------

                              ---------------------------------------

                                           HOLDER:



                                           By:
                                                -------------------------------
                                           Its:
                                                -------------------------------


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